UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  February 7, 2017 (February 6, 2017)
PERFORMANCE SPORTS GROUP LTD.
(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation or organization)	001-36506 (Commission File Number)	Not Applicable (I.R.S. Employer Identification Number)

100 Domain Drive Exeter, NH (Address of principal executive offices)	03833-4801 (Zip Code)

Registrant’s telephone number, including area code:  (603) 610-5802
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.
On February 6, 2017, the United States Bankruptcy Court for the District of Delaware (the “Court”) entered the (I) Order (A) Approving the Asset Purchase Agreement; (B) Approving the Sale to the Purchaser Substantially All of the Assets of the Debtor Pursuant to Section 363 of the Bankruptcy Code Free and Clear of All Liens, Interests, and Encumbrances; (C) Approving the Assumption and Assignment of Certain Executory Contracts and Unexpired Leases Pursuant to Section 363 of the Bankruptcy Code; (D) Authorizing the Debtors to Consummate Transactions Related to the Above; and (E) Granting Related Relief (the “Approval Order”), by which the Court approved the sale of substantially all of the assets of Performance Sports Group Ltd. (the “Company”) and its North American subsidiaries to an acquisition vehicle co-owned by affiliates of Sagard Holdings Inc. and Fairfax Financial Holdings Limited for a base purchase price of U.S.$575 million in aggregate, subject to certain adjustments, and the assumption of related operating liabilities pursuant to the “stalking horse” asset purchase agreement (the “Sale”).
The Ontario Superior Court of Justice also entered an order approving the Sale (the “OSCJ Order” and, together with the Approval Order, the “Orders”).
Item 7.01 Regulation FD Disclosure.
The Approval Order is available on the claims agent site at: https://cases.primeclerk.com/PSG/Home-DocketInfo
The OSCJ Order will be available on the monitor’s site at: http://documentcentre.eycan.com/Pages/Overview.aspx?SID=390

The information in Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section.  The information in Item 7.01 of this Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing.
Item 8.01 Other Events.
On February 6, 2017, the Company issued a press release announcing the Orders. The press release also provided a bi-weekly status update in accordance with the Company’s obligations under the alternative information guidelines set out in National Policy 12-203 - Cease Trade Orders for Continuous Disclosure Defaults. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01            Financial Statements and Exhibits.
(d)            Exhibits.
Exhibit No.	Description

99.1	Press Release, dated February 6, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 7, 2017
PERFORMANCE SPORTS GROUP LTD.

By:	/s/ Michael J. Wall
	Name:	Michael J. Wall
	Title:	Executive Vice President, General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 6, 2017.